SCHEDULE 14A

Information Required in Proxy Statement

Reg. § 240.14a-101

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant:  [X]

Filed by a Party other than the Registrant:  [  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to §240.14a-12

 CHAMPION PARTS, INC.

(Name of Registrant as Specified In Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

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(3)

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Date Filed:

Champion Parts, Inc.

2005 West Avenue B
Hope, Arkansas  71801-0579
(870) 777-8821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 4, 2003

To the Shareholders of Champion Parts, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Champion Parts, Inc. (the “Company”), which will be held on Thursday, September 4, 2003, at 10:00 a.m., local time, at the Four Points Sheraton, 5301 North Stateline Avenue, Texarkana, Texas 75503, for the following purposes:

1.

To elect five directors to serve until the next annual meeting of shareholders; and

2.

To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of the Company’s Common Shares at the close of business on July 16, 2003 will be entitled to notice of and to vote at the annual meeting and at any adjournment thereof.

You may vote your shares by telephone, via the Internet or by mail by following the instructions on your proxy card. If you vote by telephone or via the Internet, you should not return your proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the envelope provided. The proxy may be revoked at any time before it is voted at the meeting by submitting written notice of revocation to the Secretary or by submitting another timely proxy by telephone, the Internet or mail. If you are present at the meeting, you may vote your shares in person and the proxy will not be used. If you hold shares through a broker or other custodian, please review the voting instructions used by that broker or custodian.

Accompanying this notice is a Proxy Statement, a form of proxy and a copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

We hope you attend the meeting in person, but, if you cannot, please sign, date and return promptly the enclosed proxy in the envelope provided or vote by telephone or the Internet in accordance with the instructions provided so that your shares may be voted at the meeting.

By Order of the Board of Directors

Richard W. Simmons,

Secretary

Hope, Arkansas

July 25, 2003

Champion Parts, Inc.

2005 West Avenue B
Hope, Arkansas  71801-0579
(870) 777-8821

P R O X Y   S T A T E M E N T

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 4, 2003

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CHAMPION PARTS, INC. (the “Company”) for use at the annual meeting of shareholders of the Company to be held on Thursday, September 4, 2003, at 10:00 a.m., local time, and at any adjournments thereof.  This Proxy Statement and accompanying proxy card were first mailed to shareholders on or about July 25, 2003.

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.

To elect five directors to serve until the next annual meeting of shareholders; and

2.

To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends that you vote “FOR” each of the Company’s nominees for director.

Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

THE ANNUAL MEETING

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, September 4, 2003, at 10:00 a.m., local time, at the Four Points Sheraton, 5301 North Stateline Avenue, Texarkana, Texas, and at any adjournment of the annual meeting.

Record Date

The Board of Directors has fixed the close of business on July 16, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment.  Accordingly, only holders of record of the Company’s Common Shares at the close of business on the record date will be entitled to vote at the annual meeting, either in person or by proxy via mail, telephone or the Internet.  As of the record date, there were 3,655,266 shares of the Company’s Common Shares issued and outstanding.

Proxies

Holders of Common Shares of the Company as of the record date are entitled to one vote per share, and voting with respect to the election of directors is cumulative as a matter of right.  Under cumulative voting, each shareholder may vote the number of shares owned for as many persons as there are directors to be elected at the meeting, or may cumulate votes by giving one candidate for election as many votes as the number of directors multiplied by the number of his or her shares or distributing them on the same principle among as many candidates as he or she shall see fit.  Discretionary authority for the proxy holders to cumulatively vote shares represented by the proxies is being solicited.  See “Election of Directors” below.

All shares represented by each properly executed unrevoked proxy received in time for the annual meeting will be voted in accordance with the instructions marked thereon.  If no specification is made, the proxy will be voted “For” the Company’s nominees for director (or substitutes therefor, if any nominees are unable or refuse to serve).  The Board of Directors knows of no other business which will be presented for consideration at the annual meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion upon such matters as may properly come before the meeting.

The accompanying proxy is revocable by the shareholder giving it at any time before it is voted by filing with the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date, voting by telephone or the Internet on a later date or by attending the meeting and voting in person.  Attendance at the annual meeting will not, in itself, constitute revocation of a proxy.

Common Shares owned by shareholders who are present in person, or which are represented by proxy, at the annual meeting will be tabulated by the election inspectors appointed for the meeting to determine whether or not a quorum is present.  The holders of a majority of the outstanding Common Shares shall constitute a quorum at the annual meeting.  The election inspectors will treat abstentions and broker nonvotes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

ELECTION OF DIRECTORS

The Company’s bylaws provide for a Board of Directors consisting of seven directors.  Currently, there are six sitting directors.  At the annual meeting, five directors are to be elected to hold office until the next annual meeting of shareholders at which directors are duly elected.  All of the nominees, except for Jason Guzek, are at present directors of the Company.  On May 28, 2003, RGP Holding, Inc., an entity controlled by Raymond G. Perelman, a director of the Company, acquired 600,012 of the Company’s Common Shares previously owned by Dana Corporation.  As a result of this acquisition, Mr. Perelman now controls 35.5% of the Company’s outstanding shares.  Two of the current directors, Gary S. Hopmayer and Edward R. Kipling, had previously been designated as nominees for election as directors pursuant to a Stock Purchase Agreement dated March 18, 1987 between the Company and Echlin Inc., which was subsequently acquired by Dana Corporation.  Dana Corporation’s right to designate nominees for election as directors terminated on May 28, 2003 when it sold its shares in the Company to RGP Holding, Inc.  Thus, Messrs. Hopmayer and Kipling are not standing for re-election.

At a meeting of the Board of Directors held on June 16, 2003, Mr. Perelman proposed that the Company’s bylaws be amended to reduce the size of the Board from seven to five members, and further proposed that the Board of Directors nominate Mr. Perelman, Barry L. Katz, Jason Guzek, Raymond F. Gross and John R. Gross for election as directors at the next annual meeting of shareholders.  At the meeting of the Board of Directors, the Board approved the bylaw amendment, to be effective at the annual meeting, and the slate of directors proposed by Mr. Perelman.  Mr. Hopmayer voted against the proposals.

It is intended that the shares represented by the proxies will be voted for the election of the nominees named below as directors of the Company.  The proxy holders may, by cumulative voting, distribute votes in such manner and among such nominees as they see fit to elect the maximum number of the nominees named below.  The five nominees receiving the highest number of votes will be elected as directors.  Persons are elected directors of the Company to hold office until the next annual meeting of shareholders at which directors are elected.

In the event that any nominee named below becomes unavailable for election for any reason, which is not anticipated, the shares represented by the proxies will be voted for any substitute nominee designated by the Board of Directors of the Company, unless the Board reduces the number of directors.  As indicated in the accompanying proxy, the authority to vote for the election of directors or for any individual nominee or nominees may be withheld by the shareholder giving the proxy.  Proxies will not be voted for a greater number of persons than the number of nominees named below.

The nominees, and certain information concerning them as furnished by such nominees, are as follows:

Name (Age)	Principal Occupation and/or Position with the Company	Served as a Director Since
John R. Gross (71)	Owner, Chaney Auto Parts, Inc., Crest Hill, Illinois	1966
Raymond F. Gross (65)	Vice President, Erecta Shelters Inc., Ft. Smith, Arkansas	1968
Raymond G. Perelman (85)	Chairman of the Board and Chief Executive Officer of RGP Holding, Inc. and Belmont Holdings Corp., Bala Cynwyd, Pennsylvania	1988
Barry L. Katz (51)	President and General Counsel, Belmont Holdings Corp., Bala Cynwyd, Pennsylvania	1993
W. Jason Guzek (30)	Vice President of Operations, Belmont Holdings Corp., Bala Cynwyd, Pennsylvania	Director nominee

John R. Gross is the owner of Chaney Auto Parts, Inc., a retailer of auto parts.  John R. Gross is the brother of Raymond F. Gross.

Raymond F. Gross has been the Vice President of Erecta Shelters Inc., a manufacturer and distributor of metal buildings, since 1985.  Raymond F. Gross is the brother of John R. Gross.

Raymond G. Perelman has been Chairman of the Board of RGP Holding, Inc., a privately held holding company, since May 1992.  Since 1994, Mr. Perelman has been Chairman of the Board and CEO of Belmont Holdings Corp., a company with subsidiaries operating mining and processing businesses.  RGP Holding, Inc. may be deemed to be an affiliate of the Company.  See “Security Ownership” below.

Barry L. Katz has served as a director of the Company since December 1993.  Mr. Katz has been President and General Counsel for RGP Holding, Inc. since 1994, and President and General Counsel for Belmont Holdings Corp. since 1994.  RGP Holding, Inc. may be deemed to be an affiliate of the Company.  See “Security Ownership” below.

Jason Guzek has been the Vice President of Operations of Belmont Holdings Corp. since 2000.  From 1999 to 2000, Mr. Guzek was Operations Manager of Belmont Holdings Corp.  From 1996 to 1998, Mr. Guzek worked as an accountant for Belmont Holdings Corp.

Director Compensation

Directors received a fee of $10,000 for service as a director during the Company’s fiscal year ended December 31, 2002.  In addition, directors are reimbursed for their reasonable travel expenses incurred in attending meetings.

Board Committee Membership and Meetings

During the fiscal year ended December 31, 2002, the Board of Directors held one meeting in which all directors participated, and took action by unanimous written consent.

The Board of Directors maintains an Audit Committee and a Compensation Committee.  The Audit Committee discusses matters of concern to the independent auditor resulting from the audit; reviews changes in accounting principles in the financial statements; and approves audit and non-auditing services performed for the Company by the independent auditor.  The Audit Committee held four meetings during the fiscal year ended December 31, 2002.  The members of the Audit Committee are Messrs. Raymond Gross and Hopmayer, who participated in all four meetings.

The Compensation Committee makes recommendations concerning compensation of executive officers.  The Compensation Committee, which is composed of Messrs. Perelman, Kipling and John Gross, did not hold meetings or take any other action during the fiscal year ended December 31, 2002.

The Company does not have a Nominating Committee.  This function is performed by the Board of Directors.  The Company's bylaws establish procedures, including advance notice procedures, with regard to the nomination, other than by or at the direction of the Board of Directors, of persons for election as directors.  In general, notice must be delivered to the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting.  Such notice must set forth all information with respect to each such nominee required by the federal securities laws (including such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Director Agreements

The Company has an indemnification agreement with each director of the Company that provides that the Company shall indemnify the director against certain claims that may be asserted against him by reason of serving on the Board of Directors.

Mr. Katz serves as a director at the request of Mr. Perelman under the terms of an agreement between Mr. Perelman, RGP Holding, Inc. and the Company dated September 20, 1993 and amended March 11, 1994 and October 9, 1995, pursuant to which Mr. Perelman and RGP Holding, Inc. granted to the Company’s proxy holders appointed by the Board the proxy to vote all shares beneficially owned by them for the election of certain nominees.  This agreement was terminated by the parties in July 2003.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information concerning the Company’s executive officers.

Name (Age)	Office with Company
Jerry A. Bragiel (51)	President and Chief Executive Officer
Richard W. Simmons (60)	Vice President of Finance, Chief Financial Officer and Secretary

Jerry A. Bragiel joined the Company in May 1997 as President and CEO of the Company.  He held the positions of General Manager and Vice President of Business Development of IPM Products Corporation from 1994 to 1997. Prior to 1994, Mr. Bragiel had 20 years of employment with the Company in various capacities. His final position prior to his resignation from the Company in 1994 was Vice President and General Manager of Operations.

Richard W. Simmons joined the Company in April 1996 as Division Controller of the Hope Facility.  In August 1998, he was promoted to Corporate Controller and was elected Secretary of the Corporation in January 1999.  In March 2001, he was promoted to Vice President Finance and CFO of the Corporation.  Mr. Simmons held the position of Vice President of Finance with the New West Group of Winsloew Furniture, Inc. prior to joining the Company.  He has twelve years experience in the remanufacturing industry.

The bylaws of the Company provide that officers shall be elected annually by the Board of Directors at its first meeting after each annual meeting of shareholders, to hold office until their successors have been elected and have qualified.

The Company also has an indemnification agreement with each officer of the Company that provides that the Company shall indemnify the officer against certain claims that could be asserted against him by reason of serving as an officer of the Company.

Executive Compensation Table

The following table sets forth information with respect to all compensation paid to the Company's Chief Executive Officer.  There were no other executives whose compensation exceeded $100,000 for services rendered in all capacities to the Company during 2002.

					---------- Long Term Compensation ----------
		---------- Annual Compensation ----------			-------- Awards Pay-out --------
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
				Other	Restricted	Securities
Name and				Annual	Stock	Underlying	LTIP	All Other
Principal	Year	Salary	Bonus	Comp. (1)	Award's	Options/SAR	Pay-outs	Comp.
Position	___	($)____	($)____	($)___	($)___	(#)____	($)___	($)___

Jerry A. Bragiel
President & CEO	2002	216,371	-0-	-0-	-0-	-0-	-0-	-0-
	2001	216,371	-0-	-0-	-0-	-0-	-0-	-0-
	2000	213,881	-0-	-0-	-0-	-0-	-0-	-0-

Employee Stock Options

No options to purchase Common Shares of the Company were granted to or exercised by Mr. Bragiel during 2002.  The following table provides certain information with respect to the number and value of unexercised options outstanding as of December 31, 2002.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options Exercisable/ Unexercisable	Value of Unexercised In-the-money Options Exercisable/ Unexercisable
Jerry A. Bragiel, CEO	-0-	-0-	125,000/0	$55,000/$0

Equity Compensation Plan Information

The following table provides information regarding Common Shares of the Company authorized for issuance under equity compensation plans maintained by the Company as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	189,000	$0.543	-0-
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	189,000	$0.543	-0-

Employment Agreements

Mr. Bragiel has a severance compensation arrangement with the Company that provides for severance pay equal to six months salary under certain conditions.

Compensation Committee Interlocks and Insider Participation

Messrs. Perelman, Kipling and John Gross presently serve as members of the Compensation Committee.  None of these members was an officer or employee of the Company or a former officer of the Company requiring disclosure under Item 404 of SEC Regulation S-K during 2002.

Board of Directors Report on Compensation

Neither the Board of Directors nor the Compensation Committee has adopted a formal compensation policy applicable to the Company’s executive officers.

The Company’s executive compensation has generally consisted of three principal components:  base salary, bonus and stock option grants.  While the Company has no formal bonus policy, the Company has from time to time paid discretionary cash bonuses to executive officers for individual performance.  The President of the Company was not paid a cash bonus in fiscal years 2000, 2001 or 2002.  In the past, the Board has also granted stock options under its 1995 Stock Option Plan to executive officers as additional compensation, although no options have been granted since 1999.

Mr. Bragiel’s compensation consists entirely of base salary.  Mr. Bragiel did not receive a salary increase in 2002.  Company performance was not the principal consideration when Mr. Bragiel’s base salary was established.  Going forward, the factors that the Board may consider in establishing Mr. Bragiel’s compensation include the Company’s performance, the current level of his compensation relative to executive officers at comparable companies and how to align the interests of the Company’s executive officers with its shareholders.

BOARD OF DIRECTORS

Barry L. Katz	Raymond F. Gross
Edward R. Kipling	Gary S. Hopmayer
John R. Gross	Raymond G. Perelman

SECURITY OWNERSHIP

The following table sets forth all persons known to be the beneficial owner of more than 5% of the Company’s Common Shares as of June 30, 2003.

Name and Address of Beneficial Owner	Number of Common Shares and Nature of Beneficial Ownership (1)	Percent of Class
RGP Holding, Inc. Bala Cynwyd, Pennsylvania (2)	1,296,612	35.5%

The following table sets forth, as of June 30, 2003, shares beneficially owned by: (i) each director and nominee; (ii) the named executive officers; and (iii) all directors and executive officers as a group.

Beneficial Owner	Number of Shares and Nature of Beneficial Ownership (1)	Percent of Class
Jerry A. Bragiel (4)(5)	138,984	3.7%
W. Jason Guzek	-	-
John R. Gross	165,313	4.5%
Raymond F. Gross	31,164	**
Gary S. Hopmayer	-	-
Barry L. Katz (3)	250	**
Edward R. Kipling	2,000	**
Raymond G. Perelman (2)	1,296,612	35.5%
Richard W. Simmons (5)	12,000	**
All of the above as a group (8 persons)(5)	1,646,323	43.5%

** percentage represents less than 1% of the total shares of Common Shares outstanding as of June 30, 2003.

(1)

Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Information with respect to beneficial ownership is based on information furnished to the Company or contained in filings made with the Securities Exchange Commission.

(2)

RGP Holding, Inc. has sole voting and dispositive power with respect to all 1,296,612 shares.  Mr. Perelman is the Chairman and Chief Executive Officer of RGP Holding, Inc. and directly or indirectly owns or controls all of the common stock of RGP Holding, Inc.  Accordingly, Mr. Perelman may be deemed to be the beneficial owner of the shares owned by RGP Holding, Inc.  The business address of Mr. Perelman is 225 City Avenue, Suite 14, Bala Cynwyd, PA  19004.

(3)

Mr. Katz is the President and General Counsel of RGP Holding, Inc.  Accordingly, Mr. Katz may be deemed to be the beneficial owner of the 1,296,612 shares owned by RGP Holding, Inc.  The business address of Mr. Katz is 225 City Avenue, Suite 14, Bala Cynwyd, PA  19004.

(4)

Does not include 21,111 shares allocated to the accounts of employees other than executive officers held by the Champion Parts, Inc. Employee Stock Ownership Plan (the “Plan”) that are voted by Mr. Bragiel as trustee.  Employees participating in the Plan are entitled to direct the trustees as to the voting of shares allocated to their accounts.

(5)

Includes shares of which could be acquired through the exercise of stock options as follows:  Mr. Bragiel, 125,000 shares; and Mr. Simmons, 8,000 shares; all directors and executive officers as a group, 133,000 shares.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Under the securities laws of the United States, the Company’s directors, its executive officers and any persons holding more than 10% of the Company’s Common Shares are required to report their initial ownership of the Company’s Common Shares and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement if a director or executive officer filed a late report. No late reports were filed. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

PERFORMANCE GRAPH

The following graph shows a five year comparison of cumulative total returns for the Company, the Dow Jones Automotive Parts Index and the Dow Jones Industrial Average.  The comparison shows the value of the indices as of the end of each year from December 31, 1997 through December 31, 2002.  The total cumulative return on investment (change in the year-end share price plus reinvested dividends) for each of the periods for the Company, the Dow Jones Automobile Parts Index and the Dow Jones Industrial Index is based on the share price or composite index at the end of fiscal 1997.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

(Champion Parts, Inc., Dow Jones Auto Parts Index, and Dow Jones Ind'l Avg.)

[ Performance Graph]

Assumes the value of investment in Champion Parts, Inc. shares and each index was $100 on December 31, 1997, and that all dividends were reinvested.

	1997	1998	1999	2000	2001	2002
Champion Parts, Inc.	$100	$280	$295	$220	$220	$130
Dow Jones Auto Parts Index	$100	$99	$101	$74	$97	$87
Dow Jones Industrial Index	$100	$118	$150	$143	$135	$115

The foregoing table shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2002.  The Board of Directors has not adopted a written charter for the Audit Committee.

The following report of the Audit Committee does not constitute “soliciting material” and should not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.

The members of the Audit Committee, Messrs. Raymond Gross and Hopmayer, are independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Financial Statements

The Audit Committee has reviewed and discussed the Company’s audited financial statements, internal controls and the overall quality of the Company’s financial reporting with management and with BDO Seidman, LLP, the Company’s independent auditors.  The Audit Committee has discussed with BDO Seidman, LLP the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, which relates to the auditors’ independence from the Company and its related entities, and has discussed with BDO Seidman, LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Selection of Independent Auditors

The Audit Committee has selected BDO Seidman, LLP to act as the Company’s independent auditors for fiscal year 2003.

AUDIT COMMITTEE

Gary S. Hopmayer

Raymond F. Gross

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s consolidated financial statements for the year ended December 31, 2002 were audited by BDO Seidman, LLP, independent auditors.  Representatives of BDO Seidman, LLP are expected to attend the annual meeting or otherwise be available to respond to appropriate questions and to make an appropriate statement if they desire to do so.

Audit Fees

The aggregate fees, including expenses to be reimbursed, billed by BDO Seidman, LLP for professional services rendered for the audit of the consolidated financial statements of the Company and its subsidiaries for fiscal year 2002 and the reviews of the Company’s quarterly financial statements during fiscal year 2002 were $162,596.

All Other Fees

The aggregate fees, including expenses reimbursed, billed by BDO Seidman, LLP for pension plan audits and tax services rendered to the Company and its subsidiaries, other than the services described above, for fiscal year 2002 were $29,963.  The Audit Committee has considered whether the provision of the non-audit services provided by BDO Seidman, LLP to the Company is compatible with maintaining BDO Seidman, LLP’s independence.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholders intending to present a proposal for consideration at the Company’s next annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s bylaws.  To be eligible for inclusion in the Company’s proxy statement, shareholder proposals must be received by the Company no later than March 27, 2004 (or, if the date of the 2004 annual meeting is more than 30 days from the date of this year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy statement).  Notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by the Company earlier than the 90th day prior to the annual meeting and later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, or as otherwise specified by Rule 14a-4(c)(1) under the Securities Exchange Act of 1934.  All proposals or notices should be directed to the Secretary of the Company at 2005 West Avenue B, Hope, Arkansas  71801-0579.

OTHER MATTERS

The Company is not aware of any matters, other than those referred to herein, which will be presented at the meeting.  If any other appropriate business should properly be presented at the meeting, the proxies named in the accompanying form of proxy will vote the proxies in accordance with their best judgment.

EXPENSES OF SOLICITATION

All expenses incident to the solicitation of proxies by the Company will be paid by the Company.  In addition to solicitation by mail, arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy material to their principals, and the Company will reimburse them for their reasonable out-of-pocket expenses in doing so.  Proxies may also be solicited personally or by telephone or telegraph by regular employees of the Company.

By Order of the Board of Directors,

Richard W. Simmons

Secretary

Dated: Hope, Arkansas

July 25, 2003